SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 7, 2009


                              ENGLOBAL CORPORATION
                              --------------------
             (Exact name of registrant as specified in its chapter)

           Nevada                   001-14217                  88-0322261
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(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)            Identification No.)

654 N. Sam Houston Parkway E., Suite 400, Houston, Texas       77060-5914
--------------------------------------------------------   ------------------
        (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code 281-878-1000


           ----------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operation and Financial Condition

On August 7, 2009, the Company issued a press release with respect to the Company's performance during the quarter ended June 30, 2009. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01.     Other Events

On August 7, 2009, the Company issued a press release with respect to the Company's acquisition of PCI Management and Consulting Company ("PCI"), a small, privately-held engineering firm based near Chicago, Illinois. PCI, formerly known as Power Consultants, Inc., provides engineering, consulting, and project management services, specializing in projects relating to the generation, transmission and distribution of energy. A copy of the press release is filed as
Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.     Financial Statements and Exhibits.

     (c) Exhibits.

Number         Exhibit
------         -------

99.1           Press Release, dated August 7, 2009, of ENGlobal Corporation
               (2Q09 Earnings)

99.2 Press Release, dated August 7, 2009, of ENGlobal Corporation (PCI Acquisition)



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ENGlobal Corporation


Date:  August 10, 2009                     /s/ Natalie S. Hairston
       ------------------------            -------------------------------------
                                           Natalie S. Hairston
                                           Vice President - Investor Relations,
                                           Chief Governance Officer and
                                           Corporate Secretary